                                                                  Exhibit 10.7.6


                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement")

is entered into as of November 5, 1999, but effective as of October 15, 1999 by and among SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and doing business in Virginia as "Silicon Valley East" with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191

and SKY ALLAND RESEARCH, INC., a Maryland corporation ("Sky Alland") and THE

DATA GROUP II, INC., a Maryland corporation (each a "Borrower" and collectively,

the "Borrowers").

                                    RECITALS.

         A. The Borrowers and the Bank have entered into that certain Loan and

Security Agreement dated May 28, 1998 (as amended from time to time, the "Loan

Agreement"), pursuant to which the Bank has agreed to establish a line of credit in the maximum principal amount of Three Million Five Hundred Thousand Dollars

($3,500,000) (the "Committed Revolving Line") and a committed equipment line in favor of Borrowers (the "Committed Equipment Line") in the maximum principal amount of Two Million Dollars ($2,000,000).

         B. The Borrowers have requested that the Bank (i) increase the maximum principal amount and extend the maturity of the Committed Revolving Line, and

(ii) amend and restated the Committed Equipment Line, and the Bank has agreed,

on the condition, among others, that this Agreement be executed and delivered by the Borrowers to the Bank.

         C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Bank do hereby agree as follows:

         1. RECITALS. The parties hereto acknowledge and agree that the above

Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2. DEFINED TERMS. From and after the date hereof, the definitions of

"Committed Equipment Line", "Committed Revolving Line", "Equipment Note",

"Revolving Maturity Date" and "Revolving Promissory Note" set forth in Section

1.1 of the Loan Agreement are hereby amended and restated in its entirety as follows:

                           "Committed Equipment Line" means a credit extension
                  of up to One Million Dollars ($1,000,000).

                           "Committed Revolving Line" means a credit extension
                  of up to Five Million Dollars ($5,000,000).

                           "Equipment Note" means each of the Second Amended and
                  Restated Equipment Term Note No. 1 and the Second Amended and Restated Equipment Term Note No. 2, each dated November 5, 1999 in substantially the form of EXHIBIT F attached hereto in the maximum principal amount of One Million Dollars ($1,000,000) from the Borrowers in favor of the Bank, and "Equipment Notes" means collectively the Second Amended and Restated Equipment Term Note No. 1 and the Second Amended and Restated Equipment Term Note No. 2, together with all renewals, amendments, modifications and substitutions therefor.

                           "Revolving Maturity Date" means October 13, 2000.

                           "Revolving Promissory Note" means that certain Fifth
                  Amended and Restated Revolving Promissory Note dated November 5, 1999 in substantially the form of EXHIBIT E attached hereto in the maximum principal amount of Five Million Dollars ($5,000,000) from the Borrowers in favor of the Bank, together with all renewals, amendments, modifications and substitutions therefore.

         From and after the date hereof, the definition of "Eligible Equipment"

is added to Section 1.1 of the Loan Agreement as set forth below:

                           "Eligible Equipment" means general purpose computer
                  equipment, office equipment, test and laboratory equipment, furnishings, and, subject to the limitations set forth below, which complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects.

         3. LETTERS OF CREDIT. Section 2.1.1 of the Loan Agreement is amended and restated in its entirety as follows:

                           (a) Subject to the terms and conditions of this
                  Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of one or more of Borrowers in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the then outstanding principal balance of the Advances; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed One Million Dollars ($1,000,000). Each Letter of Credit shall have an expiration date no later than one hundred eighty (180) days after the Revolving Maturity Date, provided, that Borrowers' Letter of Credit reimbursement obligations shall be secured by cash on terms acceptable to bank at any time after the Revolving Maturity Date, if the term of this Agreement is note extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

                           (b) The joint and several obligation of Borrowers to
                  immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrowers shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

                           (c) Borrowers may request that Bank issue a Letter of
                  Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrowers of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                           (d) Upon the issuance of any Letter of Credit payable
                  in a currency other than United States Dollars, Bank shall create a reserve under the Committed Revolving Line for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding.

         4. EQUIPMENT ADVANCES. Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           (a) At any time from the date hereof through February
                  28, 2000 (the "Tranche One End Date"), Borrowers may from time to time request advances to be used solely to reimburse Borrowers for the purchase of equipment purchased after August 30, 1999 (each, together with the advances described in subsection (b) below, an "Equipment Advance" and collectively, the "Equipment Advances") from Bank in an aggregate amount not to exceed the Committed Equipment Line. Amounts borrowed pursuant to this Section 2.2(a) may not be readvanced.

                           All Equipment Advances made prior to the Tranche One
                  End Date shall be evidenced by an Equipment Term Note ("Equipment Term Note No. 1") to be executed and delivered by Borrowers to Bank as of the date hereof. All Equipment Advances prior to the Tranche One End Date shall be repaid in accordance with the terms of Equipment Term Note No. 1.

                           (b) At any time from March 1, 2000 through August 31,
                  2000 (the "Tranche Two End Date"), Borrowers may from time to time request advances to be used solely to reimburse Borrowers for the purchase of equipment purchased after January 31, 2000 from Bank in an aggregate amount not to exceed the Committed Equipment Line. Amounts borrowed pursuant to this Section 2.2(b) may not be readvanced.

                           All Equipment Advances made after the Tranche One End
                  Date, but prior to the Tranche Two End Date Two shall be evidenced by an Equipment Term Note ("Equipment Term Note No. 2") to be executed and delivered by Borrowers to Bank as of the date hereof. All Equipment Advances shall be repaid in accordance with the terms of Equipment Term Note No. 2.

                           (c) Borrowers shall deliver to Bank, at the time of
                  each Equipment Advance an invoice for the Eligible Equipment to be purchased. The Equipment Advances shall be used by Borrowers only to purchase Eligible Equipment and shall not exceed ninety percent (90%) of the invoice amount of such Eligible Equipment approved from time to time by Bank, excluding taxes, shipping, and installation expense. Software may, however, constitute up to Two Hundred Fifty Thousand Dollars ($250,000) of the aggregate Equipment Advances.

                           (d) Interest shall accrue from the date of each
                  Equipment Advance at the rate specified in the applicable Equipment Term Note and shall be payable monthly as provided therein. Any Equipment Advances that are outstanding on the Tranche One End Date will be payable in Thirty-Six (36) equal monthly installments of principal, and accrued interest, beginning on the first Payment Date of each month following the Tranche One End Date. Any Equipment Advances that are outstanding on the Tranche Two End Date will be payable in Thirty-Six (36) equal monthly installments of principal, and accrued interest, beginning on the first Payment Date of each month following the Tranche Two End Date.

                           (e) When Borrowers desire to obtain an Equipment
                  Advance, Borrowers shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 1:00 p.m. Washington, D.C. time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of EXHIBIT B. The notice shall be signed by a Responsible Officer and include a copy of the invoice for the Equipment to be financed.

         5.       FINANCIAL  COVENANTS.  Sections 6.8 through 6.11 of the Loan

Agreement are amended and restated in their entirety as follows:

                  6.8. QUICK RATIO. Borrowers shall maintain, as of the last day of each calendar month, a ratio of (i) Quick Assets to (ii) Current Liabilities less deferred revenue of at least 1.50 to 1.

                  6.9.     [OMITTED]

                  6.10. TANGIBLE NET WORTH. Borrowers shall maintain as of the last day of each calendar month, a minimum Tangible Net Worth of not less than $8,500,000, plus ninety percent (90%) of all earnings of Borrower for the prior fiscal quarter, plus one hundred percent (100%) of all equity raised by either Borrower.

                  6.11 DEBT SERVICE. The Borrowers shall maintain a ratio of (a) cash, plus Eligible Accounts, less Advances under the Committed Revolving Line, to (b) the outstanding Equipment Advances of not less than 1.5 to 1.0 until such time as the Borrowers can maintain a Debt Service Coverage Ratio of greater than 1.50 to 1.0 for two

         (2) consecutive fiscal quarters whereupon the Borrowers shall at all times thereafter maintain a Debt Service Coverage Ration equal to greater than 1.50 to 1.0.

         6. EXHIBITS. From and after the date hereof, EXHIBITS C and D to the.

Loan Agreement are placed in their entirety with EXHIBITS C and D attached hereto.

         7. FEES. In consideration of the Bank's agreement to enter into this

Agreement, Borrowers have agreed to pay Bank a non-refundable fee in connection with the Committed Revolving Line equal to $12,500 and a non-refundable fee in connection with the Committed Equipment Line equal to $2,500.

         8. REPLACEMENT PROMISSORY NOTE. The Revolving Promissory Note

referenced in the Loan Agreement is being replaced in its entirety with EXHIBIT

E attached hereto. The Borrowers shall execute and deliver to the Bank on the date hereof their Fifth Amended and Restated Revolving Promissory Note in the

form of EXHIBIT E attached hereto and incorporated herein by reference (the

"Replacement Promissory Note"), in substitution for and not satisfaction of, the issued and outstanding revolving promissory note, and the Replacement Promissory

Note shall be the "Revolving Promissory Note" for all purposes of the Loan

Documents. The promissory note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Borrowers promptly after the execution and delivery of the Replacement Promissory Note.

         9. REPLACEMENT EQUIPMENT NOTES. The Equipment Notes referenced in the

Loan Agreement are being replaced in their entirety with EXHIBIT F attached hereto. The Borrowers shall execute and deliver to the Bank on the date hereof their Second Amended and Restated Equipment Term Note No. 1 and their Second

Amended and Restated Equipment Term Note No. 2 in the form of EXHIBIT F attached hereto and incorporated herein by reference (the "Replacement Equipment Notes"),

in substitution for and not satisfaction of, the issued and outstanding equipment term notes, and the Replacement Equipment Notes shall be the "Equipment Notes" for all purposes of the Loan Documents. The equipment notes being substituted pursuant to this Agreement shall be marked "Replaced"

and returned to the Borrowers promptly after the execution and delivery of the

Replacement Equipment Notes.

         10. CONDITIONS PRECEDENT. This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank:

                  (a) The fully executed Replacement Promissory Note;

                  (b) The fully executed Replacement Equipment Notes;

                  (c) Proof that Borrowers have paid all costs and expenses to

Bank in connection with this Agreement, including but not limited to, Bank's reasonable attorneys fees; and

                  (d) Such other information, instruments, opinions, documents,

certificates and reports as Bank may deem necessary.

         11. REPRESENTATIONS. Borrowers hereby confirms that the representations set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.

         12. ADDITIONAL DEFAULTS. In addition to those Events of Default specifically enumerated in the Loan Agreement if the Borrowers shall fail to comply with the terms of any covenant or agreement contained herein, such failure shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided in the Notes and the Loan

Agreement, as well as all other rights and remedies provided to the Bank under the terms of any of the other Loan Documents.

         13. COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         14. LOAN DOCUMENTS; GOVERNING LAW; ETC. This Agreement is one of the

Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         15. ACKNOWLEDGMENTS. The Borrowers hereby confirm to Bank the enforceability and validity of each of the Loan Documents. In addition, the

Borrowers hereby agree that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrowers under the terms of any of the Loan

Documents, except as otherwise specifically set forth in this Agreement.

Borrowers issue, ratify and confirm the representations, warranties and covenants contained in the Loan Documents.

         16. MODIFICATIONS. This Agreement may not be supplemented, changed,

waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS/ATTEST:                             SKY ALLAND RESEARCH, INC.



/s/ Karen M. Dozier                By: /s/ Richard T. Hebert     (SEAL)
------------------------------         --------------------------
                                      Name: Richard T. Hebert
                                      Title: Chief Executive Officer


WITNESS OR ATTEST:                          THE DATA GROUP, II, INC.

/s/ Karen M. Dozier                By: /s/ Richard T. Hebert     (SEAL)
------------------------------         --------------------------
                                      Name: Richard T. Hebert
                                      Title: Chief Executive Officer


                                            SILICON VALLEY BANK

                                    By: /s/ Pete McDonald
                                       --------------------------
                                       Name: Pete McDonald
                                       Title: Vice President

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrower: Sky Alland Research, Inc.                  Bank:  Silicon Valley Bank

Commitment Amount: $5,000,000

ACCOUNTS RECEIVABLE
         1.                Accounts Receivable Book Value as of                         $
                                                                --------                 ----------------------
         2.                Additions (please explain on reverse)                        $
                                                                                         ----------------------
         3.                TOTAL ACCOUNTS RECEIVABLE                                    $
                                                                                         ----------------------

         ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

         4.                Amounts over 90 days due                                     $
                                                                                         ----------------------
         5.                Balance of 50% over 90 day accounts                          $
                                                                                         ----------------------
         6.                Concentration Limits                                         $
                                                                                         ----------------------
         7.                Foreign Accounts                                             $
                                                                                         ----------------------
         8.                Governmental Accounts                                        $
                                                                                         ----------------------
         9.                Contra Accounts                                              $
                                                                                         ----------------------
         10.               Promotion or Demo Accounts                                   $
                                                                                         ----------------------
         11.               Intercompany/Employee Accounts                               $
                                                                                         ----------------------
         12.               Other (please explain on reverse)                            $
                                                                                         ----------------------

         13.               TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                         $
                                                                                         ----------------------
         14.               Eligible Accounts (#3 minus #13)                             $
                                                                                         ----------------------
         15.               Maximum Loan Amount                                          $5,000,000
         16.               Total Funds Available [Lesser of #15 or 14]                  $
                                                                                         ----------------------
         17.               Present balance owing on Line of Credit                      $
                                                                                         ----------------------
         18.               Outstanding under Sublimits (____ )                          $
                                                                                         ----------------------
         19.               RESERVE POSITION (#16 minus #17 and #18)                     $
                                                                                         ----------------------

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:



BANK USE ONLY
RECEIVED BY:____________________
DATE:________________
REVIEWED BY:____________________
COMPLIANCE STATUS:  YES / NO

___________________________________


By: _______________________
         Authorized Signer

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK


FROM:    SKY ALLAND RESEARCH, INC.

         The undersigned authorized officer of SKY ALLAND RESEARCH, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i)
Borrowers are in complete compliance for the period ending          with all
required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrowers at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under "Complies" column.

REPORTING COVENANT                   REQUIRED                                           COMPLIES

Monthly financial statements         Monthly within 30 days                             Yes   No
Quarterly financial statements       Quarterly within 30 days                           Yes   No
Annual (CPA Audited)                 FYE within 90 days                                 Yes   No
A/R Agings                           Monthly within 30 days                             Yes   No
Compliance Certificate               Monthly within 30 days                             Yes   No
Borrowing Base Certificate           Monthly within 30 days                             Yes   No
Collateral Audit                     Annual                                             Yes   No


FINANCIAL COVENANT                   REQUIRED                 ACTUAL                    COMPLIES
Maintain on a Monthly Basis:

Minimum Quick Ratio:                 1.50:1.0                 _______                   Yes   No

Minimum Tangible Net Worth:          $8,500,000                                         Yes   No
                                     (plus 90% of all quarterly earnings
                                     and 100% of all equity raised)

Debt Service Coverage:               1.50:1.0                 __:1.0                    Yes   No

                          ======================================================

                                       BANK USE ONLY
                           Received By:____________________
                           Date:________________
                           Reviewed By:____________________
                           Compliance Status:  Yes / No

                          ======================================================


Comments Regarding Exceptions:

Sincerely,

_______________________                Date:_______________
SIGNATURE

_______________________

TITLE